UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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AgriFORCE Growing Systems Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AgriFORCE Growing Systems Ltd.

800-525 West 8th Avenue

Vancouver, BC, Canada V5Z 1C6

October 2, 2025

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of AgriFORCE Growing Systems Ltd.:

You are cordially invited to attend the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) of AgriFORCE Growing Systems Ltd., a British Columbia corporation (the “Company”), to be held at 9:00 AM Pacific time on October 27, 2025 at the Company’s principal offices at 800-525 West 8th Avenue, Vancouver, BC, Canada V5Z 1C6.

At the 2025 Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	Election of the Company’s current directors.

2.	The ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered certified public accountant for the fiscal year ending December 31, 2025.

3.	Approval of an amendment to the 2024 Equity Incentive Plan to increase the number of shares reserved for issuance from 87,237 to 5,750,000.

4.	Approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of the Company’s common shares (“Common Shares”) and certain other transactions, pursuant to subscription agreements between certain accredited or institutional investors and the Company in a private placement transaction (the “PIPE Transaction”).

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THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE ABOVE PROPOSALS.

Pursuant to the provisions of the Company’s articles, the board of directors of the Company (the “Board”) has fixed the close of business on September 19, 2025 as the record date (the “Record Date”) for determining the shareholders of the Company entitled to notice of, and to vote at, the 2025 Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on September 19, 2025 are entitled to notice of, and shall be entitled to vote at, the 2025 Annual Meeting or any postponement or adjournment thereof.

Shareholders who do not intend to attend the meeting in person must submit votes by Proxy ahead of the proxy deadline of 12:00 a.m. (Pacific Time) on October 27, 2025.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the 2025 Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the 2025 Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the 2025 Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the 2025 Annual Meeting and vote in person.

By Order of the Board of Directors:

/s/ David Welch
David Welch,
Chairman of the Board of Directors

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AGRIFORCE GROWING SYSTEMS LTD.

800-525 West 8th Avenue,

Vancouver, BC, Canada V5Z 1C6

ANNUAL MEETING OF SHAREHOLDERS

To Be Held October 27, 2025

PROXY STATEMENT

The Board of Directors (the “Board”) of AgriFORCE Growing Systems Ltd. (the “Company”) is soliciting proxies from its shareholders to be used at the annual meeting of shareholders to be held on October 27, 2025 (the “2025 Annual Meeting”) at the Company’s principal offices at 800-525 West 8th Avenue, Vancouver, BC, Canada V5Z 1C6, and at any postponements or adjournments thereof. This proxy statement contains information related to the 2025 Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about October 2, 2025.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be September 19, 2025, and thus you are entitled to vote at the 2025 Annual Meeting. This document serves as a proxy statement used to solicit proxies for the 2025 Annual Meeting. This document and the Appendixes hereto contain important information about the 2025 Annual Meeting and the Company, and you should read it carefully.

Who is entitled to vote at the 2025 Annual Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2025 Annual Meeting. As of the close of business on the record date, there were 2,501,341 Common Shares issued and outstanding and entitled to vote. Each holder of Common Shares is entitled to one vote for each Common Share held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix A, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2025 Annual Meeting to be held on October 27, 2025, and vote your shares in person, rather than signing and returning your proxy. Only persons attending in person may vote their shares in person. There will be no virtual attendance option for this 2025 Annual Meeting, whether by teleconference, electronic meeting or otherwise.

If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2025 Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2025 Annual Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2025 Annual Meeting.

Photo identification (a valid driver’s license, state identification or passport) may be required to attend the 2025 Annual Meeting. If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

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If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your Common Shares without specific instructions from you for “non-routine” matters. The only routine matter upon which votes will be cast at this Annual Meeting is the ratification of auditors.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

All matters are “non-routine” matters except for Proposal No. 2 which is ratification of our independent registered accounting firm.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine.” When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

How do I cast my vote if I am a shareholder of record?

The link for the material will be posted at https://www.cstproxy.com/agriforcegs/am2025. If you are a shareholder with shares registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust, on the record date, you may vote in person at the 2025 Annual Meeting or by going to https://lsp.continentalstock.com/pxlogin. Record holders can also vote: via email (cstmail@continentalstock.com), via mail (with the self addressed envelope the transfer agent will provide).

Whether or not you plan to attend the 2025 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2025 Annual Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

●	To vote in person. You may attend the 2025 Annual Meeting and the Company will give you a ballot when you arrive.

●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

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How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2025 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2025 Annual Meeting?

The Company’s Articles stipulate that holders entitle to vote in person or represented by proxy may do so at the Annual Meeting permitting the conduct of business at the meeting. On the record date, there were 2,501,341  Common Shares and 0 shares of preferred stock issued and outstanding and entitled to vote. The Articles state the quorum for transaction of business at the meeting will be at least one shareholder who is present, or who represents by proxy one or more shareholders who, in the aggregate, hold at least 33⅓% of the issued shares entitled to be voted at the meeting. The Articles further provide that if a quorum is not present, the meeting shall be adjourned to the same day in the next week at the same time and place and those persons present and being, or representing by proxy, entitled to attend and vote at the meeting shall be deemed to constitute a quorum, and in all circumstances, the Company will adhere to all minimum quorum requirements under Nasdaq List Rules. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2025 Annual Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2025 Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2025 Annual Meeting and voting in person. Attendance alone at the 2025 Annual Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its Common Shares that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies. The Company also intends to use a proxy solicitor in conjunction with this 2025 Annual Meeting, and estimates the cost thereof to be $25,000.

What vote is required to approve each item being voted upon at the 2025 Annual Meeting?

1. Election of the five current directors requires a plurality (the five nominees receiving the most “FOR” votes) of the votes cast at the 2025 Annual Meeting.

2. The ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered certified public accountant for the fiscal year ending December 31, 2025. “FOR” votes from the holders of a majority of the shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote on the matter at the 2025 Annual Meeting are required to approve this proposal.

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3. To approve the amendment to the 2024 Equity Incentive Plan. “FOR” votes from the holders of a majority of the shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote on the matter at the 2024 Annual Meeting are required to approve this proposal.

4. To approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of Common Shares and other transactions related to the PIPE Transaction. “FOR” votes from the holders of a majority of the shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote on the matter at the 2025 Annual Meeting are required to approve this proposal.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”).

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, and this proxy statement and the Appendix hereto are available for viewing, printing, and downloading at https://ir.agriforcegs.com/news-events/ir-calendar. All materials will remain posted on https://ir.agriforcegs.com/news-events/ir-calendar at least until the conclusion of the meeting .

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2025 Annual Meeting.

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What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon.

Who can provide me with additional information and help answer my questions?

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-844-410-4009

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, Continental Stock Transfer & Trust, and inform them of their request by calling them at 1-800-509-5586 them at 1 State Street, 30th Floor New York, NY 10004-1561.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of September 19, 2025 (the Company had 2,501,341 Common Stock issued and outstanding as of September 19, 2025) by:

●	each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock;
●	each of our executive officers and directors; and
●	all of our executive officers and directors as a group.

	Common shares	Options Granted vested within 60 days of September 19, 2025	Warrants	Total	Percentage beneficially owned
Directors and Officers:
Jolie Kahn	167,738	-	-	167,738	6.7%
Chris Polimeni	105,485	-	-	105,485	4.2%
John Meekison	42,194	-	-	42,194	1.7%
David Welch	97,411	-	-	97,411	3.9%
Amy Griffith	21,097	-	-	21,097	0.8%
Richard Levychin	42,194	-	-	42,194	1.7%
Elaine Goldwater	42,194	-	-	42,194	1.7%
Total all officers and directors (8 persons)*	518,875	-	-	518,875	20.7%

5% or Greater Beneficial Owners
Jolie Kahn	167,738	-	-	167,738	6.7%

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

In accordance with our articles, our Board has set the number of directors at five (5) for the ensuing year. Accordingly, five directors are to be elected at this Annual Meeting to serve until the 2026 Annual Meeting of shareholders or until a successor has been elected and qualified for each. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of the directors requires a plurality of the votes cast at the Annual Meeting.

The term of office of each of the current directors will end at the conclusion of the Meeting. Unless the director’s office is vacated earlier in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCA”), each director elected will hold office until the conclusion of the next annual general meeting of the Company or, if no director is then elected, until a successor is elected.

Board of Directors After Closing of PIPE Transaction

At the 2025 Annual Meeting, you are being asked to elect the Company’s current slate of director nominees (the “Current Director Nominees”) to serve until the earlier of (i) the closing of the PIPE Transaction described in this proxy statement and (ii) the Company’s next general annual meeting of shareholders, and until their successors are duly elected and qualified or their earlier resignation or removal.

Although there can be no assurance that the PIPE Transaction will close, if it does close, it is anticipated that, immediately following the closing, each of the Current Director Nominees then serving, other than Ms. Amy Griffith, will resign from the Board. Each resigning Current Director Nominee has submitted a letter to this effect to the Company. Subject to applicable law and our governing documents, effective upon such closing, the remaining member of the Board is expected to appoint the individuals identified in Proposal 4 below as the anticipated post-closing directors (the five individuals who will constitute the post-closing directors, including Ms. Griffith, the “New Director Designees”) to fill the resulting vacancies on the Board.

Shareholders are not being asked at the 2025 Annual Meeting to elect the New Director Designees, as their appointment will occur only if and when the PIPE Transaction closes. If the PIPE Transaction does not close, the Current Director Nominees elected at the 2025 Annual Meeting will continue to serve in accordance with the Company’s governing documents until their successors are duly elected and qualified or their earlier resignation or removal.

Advance Notice Provisions

The Articles of the Company include advance notice provisions (the “Advance Notice Provisions”) that provide that only directors who have been nominated in accordance with the Advance Notice Provisions may be nominated for election to the Board of Directors. The Advance Notice Provisions provide Shareholders, directors and management of the Company with a clear framework for nominating directors. Among other things, the Advance Notice Provisions fix a deadline by which holders of Common Stock must submit director nominations to the Company prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in such notice to the Company for the notice to be in proper written form.

As of the date hereof, the Company has not received notice of a nomination in compliance with the Company’s Articles and, as such, other than nominations that may be received by the Company in compliance with the Advance Notice Provisions, any nominations which are not nominations by or at the direction of the Board, or an authorized officer of the Company, will be disregarded at the Meeting.

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Director Nominees to be Elected at the 2025 Annual Meeting

Management proposes, and the persons named in the accompanying form of proxy intend to vote in favor of the below referenced nominees for director, fixing the number of directors at five (5). Each director of the Company is elected annually and holds office until the next annual general meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Articles of the Company. As set forth below, upon closing of the PIPE transaction described below, all current directors, other than Amy Griffith, will resign as of the closing and be replaced with the directors set forth below under Proposal No. 4 “ New Director Designees to be Appointed Upon Closing of the PIPE Transaction.”

The following table sets forth the nominees for the Current Director Nominees. It also provides certain information about the nominees as of the Record Date. Board committee assignments will be reviewed and reassigned as appropriate after the 2025 Annual Meeting.

Nominees for Director

Name	Age	Position	Served Since

John Meekison	62	Director	June 2019

David Welch	44	Executive Chairman, Director	June 2019

Amy Griffith	53	Director	July 2021

Richard Levychin	66	Director	July 2021

Elaine Goldwater	53	Director	October 2023

All directors’ bios are as set forth below under Directors, Executive Officers and Corporate Governance.

Vote Required

Election of the directors requires a plurality of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table presents information with respect to our officers, directors and significant employees as of the date of this 14A:

Name	Age	Position	Served Since
David Welch	43	Executive Chairman, Director, Compensation Committee Chair, and M&A Committee Member	December 2017

John Meekison	62	Director, Compensation Committee Chair, M&A Committee Chair, and Audit Committee Member	June 2019

Richard Levychin	66	Director, Audit Committee Chair, M&A Committee Member, and Compensation Committee Member	July 2021

Amy Griffith	53	Director, Governance Committee Chair and Audit Committee Member	July 2021

Elaine Goldwater	53	Director, Compensation Committee Member and Governance Committee Member	October 2023

Jolie Kahn	60	Chief Executive Officer	June 2024

Chris Polimeni	59	Chief Financial Officer	March 2025

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the Annual Meeting of shareholders and until their successors have been elected and qualified.

David Ryan Welch, Executive Chairman of the Board, Director, Compensation Committee Member, and M&A Committee Member

Mr. Welch is an attorney and founding partner at ENSO Law, LLP, a Los Angeles based Intellectual Property and Regulatory law firm he founded in November 2022. He has extensive experience representing corporate clients in the United States, Canada, and Mexico in the areas of litigation, intellectual property, and government regulatory compliance. In addition to his legal practice, Mr. Welch has founded and led several business ventures in the fields of media, luxury consumer wellness and lifestyle products, and real estate development. His current professional focus includes sustainable and regenerative agriculture and its integration into global financial markets through cryptocurrency and blockchain applications. Mr. Welch studied at Universidad Iberoamericana in Baja, Mexico, and at the University of International Business and Economics in Beijing, China. He received his Juris Doctor degree from Loyola Law School, Los Angeles, with an emphasis in international trade law. He has been recognized for his work in intellectual property and regulatory law with honors including the Daily Journal’s “Top 40 Under 40,” National Law Journal “Intellectual Property Trailblazer,” and designation as a Super Lawyer (2013–2025). Mr. Welch is qualified to serve as a director based on his background in international intellectual property, agriculture, and business.

William John Meekison, Director, Compensation Committee Chair, M&A Committee Chair, and Audit Committee Member

Mr. Meekison is a career Chief Financial Officer and former investment banker. He has spent the last fifteen years serving in a variety of executive management and CFO roles with both private and public companies. Currently he is the President of Sabre Solutions, LLC, a private consulting company. Prior to his position at Sabre Solutions, LLC, Mr. Meekison held various executive roles including Chief Corporate Development Officer of Exro Technologies Inc., a technology company in the e-mobility sector (April 2024 - March 2025) and CFO of Exro Technologies Inc. (October 2016 - April 2024). Prior to that, he spent fifteen years in corporate finance with a focus on raising equity capital for North American technology companies, including nine years at Haywood Securities Inc. Mr. Meekison received his Bachelor of Arts from the University of British Columbia and is a Chartered Professional Accountant, Professional Logistician and Certified Investment Manager. Mr. Meekison also holds the NACD.DC certification as a member of the National Association of Corporate Directors. He is suited to serve as a director due to his long-time experience as a CFO.

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Richard Levychin, Director, Audit Committee Chair, M&A Committee Member, and Compensation Committee Member

Richard Levychin, CPA, CGMA, is a Partner in Galleros Robinson’s Commercial Audit and Assurance practice where he focuses on both privately and publicly held companies. Prior to taking this position in October 2018, Richard was the managing partner of KBL, LLP, a PCAOB certified independent registered accounting firm, since 1994. Mr. Levychin has over 25 years of accounting, auditing, business advisory services and tax experience working with both privately owned and public entities in various industries including media, entertainment, real estate, manufacturing, not-for-profit, technology, retail, technology, and professional services. His experience also includes expertise with SEC filings, initial public offerings, and compliance with regulatory bodies. As a business adviser, he advises companies, helping them to identify and define their business and financial objectives, and then provides them with the on-going personal attention necessary to help them achieve their established goals. Mr. Levychin is well suited to serve on our Board due to his decades of experience as the managing partner of a PCAOB certified independent registered accounting firm, which included decades of expertise with SEC filings and initial public offerings.

Amy Griffith, Director, N&CG Committee Chair and Audit Committee Member

Ms. Griffith is a senior executive with more than two decades of strategic leadership experience across diverse industries, including technology, financial services, consumer goods, food manufacturing, aerospace, and education. Since 2024, she has served as Vice President of Government Relations at CGI, one of the world’s largest IT and business consulting firms, where she leads the company’s government relations strategy and engagement with public sector stakeholders. From 2023 to 2024, Ms. Griffith served as Head of Government Relations & External Affairs for McCain Foods – North America, where she directed public affairs and external communications across the United States and Canada. From 2021to 2023, she was Group Director for the North America Operating Unit at The Coca-Cola Company, overseeing public affairs, sustainability, and communications in Canada and the Northeastern United States. From 2019 to 2021, Ms. Griffith served as Senior Vice President of State & Local Government Relations at Wells Fargo, managing legislative strategy and stakeholder engagement across multiple states. From 2008 to 2019, she led government relations for the Eastern U.S. States at TIAA-CREFF. From 1992 to 2001, Ms. Griffith was a political campaign consultant managing national, federal and state elections across the United States. From 2021 to 2023, she was the former Chair of the Canadian Beverage Association, where she provided strategic leadership on industry-wide policy and advocacy initiatives. Ms. Griffith holds a Bachelor of Arts in History from Gwynedd-Mercy College. Her industry expertise, policy acumen, and ability to lead complex stakeholder engagement strategies demonstrate her ability to contribute to board governance and oversight.

Elaine Goldwater, Director, Compensation Committee Member, and Governance Committee Member

Elaine Goldwater is an executive in the Bio-Pharmaceutical Industry. She is the Senior Director of Marketing, Endocrinology at Recordati Rare Diseases, a role she has held since December 2022. Prior to Recordati Rare Diseases she was at Merck, serving in numerous different roles, most recently as Commercial Strategy Director from January 2020 to September 2022. Elaine offers 20 plus years of experience creating and launching complex global marketing strategies in the competitive pharmaceutical industry, she offers a talent for guiding informed decision-making, leading strategic planning and strategic operations, and delivering double-digit growth and transform across high-value product portfolios. Her expertise includes deep knowledge of the product lifecycle from pre-clinical/early-stage development through launch, loss of exclusivity (LOE), line-extension, and late lifecycle products. In addition, Elaine’s mastery of country and global operations is leveraged with a background in building market archetypes, shared best practices, and profitable strategy and execution models. She drives end to end commercial strategy creation and execution through a collaborative cross functional process that delivers above brand performance driving to growing net revenue and ensuring patient access. She is well suited to serve on our Board due to her extensive experience in management roles.

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Jolie Kahn, Chief Executive Officer

Jolie Kahn has an extensive background in corporate finance and corporate and securities law. She has been the proprietor of Jolie Kahn, Esq. since 2002 and still practices law on a limited basis, including serving as U.S. securities counsel for the Company. Ms. Kahn has also acted in various corporate finance roles, including extensive involvement of preparation of period filings and financial statements and playing an integral part in public company audits. She also works with companies and hedge funds in complex transactions involving the structuring and negotiation of multi-million-dollar debt and equity financings, mergers, and acquisitions. Ms. Kahn has practiced law in the areas of corporate finance, mergers & acquisitions, reverse mergers, and general corporate, banking, and real estate matters. She represents both public and private companies, hedge funds, and other institutional investors in their role as investors in public companies. She served as Interim CFO of GlucoTrack, Inc. from 2019 - 2023 and served, on a part time basis, as CFO of Ocean Biomedical, Inc. from February 2024 to July 2025. Ms. Kahn holds a BA from Cornell University and a J.D. magna cum laude from the Benjamin N. Cardozo School of Law.

Chris Polimeni, Chief Financial Officer

Chris Polimeni has more than 30 years of extensive financial and operational expertise. Since 2020, he has served as President and CEO of Polimeni & Associates, Inc., a financial consulting firm specializing in fractional CFO services, debt and equity capital raises, SEC reporting, mergers and acquisitions, internal control evaluations, reorganizations, and technology strategic planning. Prior to that, he served as Executive Vice President, CFO/COO of Accelerate360 Holdings, LLC and its subsidiary, a360 Media, LLC (formerly American Media, LLC) for 15 years, where he played a key role in acquisitions, corporate finance, SEC reporting, and corporate management.

Our philosophy as to the structure of our management team is as follows:

Employee Title	Description of Employee Duties and Responsibilities

Chief Executive Officer (Jolie Kahn)	The Chief Executive Officer in partnership with the Board, is responsible for the success of the organization, making high-level decisions about the Company’s policies and strategy. Together, the Board and CEO assure the accomplishment of the Company’s vision and mission, and the accountability of the Company to its stakeholders and shareholders. The Board delegates responsibility for management and day-to-day operations to the CEO, and he has the authority to carry out these responsibilities, in accordance with the direction and policies established by the Board.

Chief Financial Officer (Chris Polimeni)	As a key member of the Executive team, the CFO reports to the CEO and assumes an overall strategic role in the Company. The CFO participates in driving the organization towards achieving its objectives whilst building the Finance and Administration function by demonstrating ethical leadership and business integrity. The CFO will ensure risk management is put in place with responsibility over internal controls to ensure transactions are done to prevent fraud while being cost efficient. In so doing, the incumbent will balance short term concerns and pressures, such as managing cash, liquidity and profitability with long-term vision and sustainable Company success. The CFO will work closely with the CEO and the rest of the Executive team to drive and manage change and innovation in a quickly evolving and changing industry landscape whilst fulfilling stewardship responsibilities. In so doing the CFO will ensure effective compliance and control and respond to regulatory developments and financial reporting obligations. Directly responsibility includes accounting, finance, forecasting, costing, property management, deal analysis and negotiations, compliance, financing and capital markets activities.

Director Nominations Process

The N&CG Committee is responsible for recommending candidates to serve on our Board and its committees. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the N&CG Committee may seek referrals from other members of the Board, management, stockholders, and other sources, including third party recommendations. The N&CG Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The N&CG Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the N&CG Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the N&CG Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

The director nominees to be elected at the 2025 Annual Meeting were evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the 2025 Annual Meeting. When considering whether the directors and nominee have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the 2025 Annual Meeting.

Corporate Governance

The business and affairs of our Company are managed under the direction of the Board of Directors.

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Director Independence

We use the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of our Company or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of our Company;

●	the director or a family member of the director accepted any compensation from our Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

●	a family member of the director is, or at any time during the past three years was, an executive officer of our Company;

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which our Company made, or from which our Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of our Company served on the compensation committee of such other entity; or

●	the director or a family member of the director is a current partner of our Company’s outside auditor, or at any time during the past three years was a partner or employee of our Company’s outside auditor, and who worked on our Company’s audit.

Under the following three NASDAQ director independence rules a director is not considered independent: (a) NASDAQ Rule 5605(a)(2)(A), a director is not considered to be independent if he or she also is an executive officer or employee of the corporation, (b) NASDAQ Rule 5605(a)(2)(B), a director is not consider independent if he or she accepted any compensation from our Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, and (c) NASDAQ Rule 5605(a)(2)(D), a director is not considered to be independent if he or she is a partner in, or a controlling shareholder or an executive officer of, any organization to which our Company made, or from which our Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000. Under such definitions, we have six independent directors.

Amy Griffith, Richard Levychin, John Meekison and Elaine Goldwater are “independent” directors based on the definition of independence in the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”).

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and also to other employees. Our Code of Business Conduct and Ethics can be found on the Company’s website at www.agriforcegs.com.

Insider Trading Policy

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities and certain other securities that applies to all Company personnel, including directors, officers, and employees. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Family Relationships

There are no family relationships among any of the directors and executive officers.

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Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Term of Office

Our Board of Directors is comprised of five directors, of which all five seats are currently occupied, and all directors (with the exception of Ms. Griffith) will serve until the earlier of (i) the closing of the PIPE Transaction, and (ii) the 2026 annual meeting of shareholders (if reelected) and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. As stated above, Ms. Griffith will continue to be a director on the Board of Directors after the closing of the PIPE Transaction. Ms. Kahn and Mr. Polimeni shall continue to serve as Chief Executive Officer and Chief Financial Officer, respectively, of the Company after closing of the PIPE Transaction.

Board Committees

Our Board has established the following three standing committees: audit committee; compensation committee; nominating and governance committee, or nominating committee. Our board of directors has adopted written charters for each of these committees. Copies of the charters are available on our website. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee, which met four times in 2024, is comprised of at least three individuals, each of whom are independent directors and at least one of whom will be an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. Our audit committee is currently comprised of Richard Levychin (Chair), John Meekison and Amy Griffith, who are independent, and Mr. Levychin is our financial expert.

Our Audit Committee will oversee our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee will have a charter (which will be reviewed annually) and perform several functions. The Audit Committee will:

●	evaluate the independence and performance of, and assess the qualifications of, our independent auditor and engage such independent auditor;

●	approve the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approve in advance any non-audit service to be provided by our independent auditor;

●	monitor the independence of our independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

●	review the financial statements to be included in our future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and review with management and our independent auditor the results of the annual audit and reviews of our quarterly financial statements; and

●	oversee all aspects our systems of internal accounting control and corporate governance functions on behalf of the Board of Directors.

Compensation Committee

Our Compensation Committee is comprised of at least three individuals, each of whom will be an independent director, Our Compensation committee is currently comprised of John Meekison (Chair), Elaine Goldwater, and Richard Levychin, all who are independent. The Compensation Committee held four meetings in 2024.

The Compensation Committee will review or recommend the compensation arrangements for our management and employees and also assist our Board of Directors in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee will have a charter (which will be reviewed annually) and perform several functions.

The Compensation Committee will have the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

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Nominating and Corporate Governance Committee (the “N&CG Committee”)

Our N&CG Committee, which held one meeting in 2024, is comprised of at least three individuals, each of whom will be an independent director. Currently Amy Griffith (Chair), Elaine Goldwater, and Richard Levychin are members of the committee.

The N&CG Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board of Directors for consideration. This committee also has the authority to oversee the hiring of potential executive positions in our Company. The NC&G Committee also has a charter, which is to be reviewed annually.

Upon the closing of the PIPE Transaction, the Board will reconstitute its committee structure and have three standing committees of the board (the Audit Committee, Compensation Committee, and the N&CG Committee) composed of the New Director Designees.

We do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, but directors are encouraged to attend. Our insider trading policy is part of our Ethics Policy which is filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and Exhibit 19 is subsumed in Exhibit 14 thereto.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the N&CG Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our Bylaws. All such recommendations will be forwarded to the N&CG Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

●	the name and address of the stockholder and the beneficial owner, if any;

●	a representation that the stockholder is a record holder of the Company’s securities entitled to vote at the meeting upon such nomination and intends to appear in person or by proxy at the meeting to propose such nomination;

●	the name, age, business and residential address, and principal occupation or employment of the proposed director candidate;

●	a description of any arrangements or understandings between the proposed director candidate and any other person or entity other than the Company; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the N&CG Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we traditionally determined that it is in the best interests of the Company and its shareholders to no longer combine these roles and currently these roles are separated.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by us are consistent with the Board’s risk parameters. While the Board oversees the Company, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

No equity-based compensation was issued to executive officers in fiscal year 2024 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Delinquent Section 16(a) Reports

Section 16(a) of Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statement of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

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Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act and without conducting any independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2024, our officers and directors, and all of the persons known to us to beneficially own more than 10% of our Common Stock filed all required reports on a timely basis, other than as follows: Jolie Kahn, our Chief Executive Officer, missed one Form 3 and one Form 4 reporting one transaction in 2024; Richard Wong, our former Chief Financial Officer, missed two Form 4s reporting two transactions in 2024; Mauro Pennella, our former Chief Marketing Officer and President AgriFORCE™ Brands division, missed two Form 4s reporting two transactions.

Anti-Hedging Policy

Our Board of Directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, our directors, our employees, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. However, all such individuals and entities remain subject to our Insider Trading Policy, which policy is described further in this Proxy Statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

Name & Principal Position	Year	Salary	Bonus	Share-Based Awards[a]	Option-Based Awards	All Other Compensation	Total Compensation
Jolie Kahn	2024	312,611	-	25,000	-	-	337,611
Chief Executive Officer	2023		-	-	-	-	-
Richard S. Wong,	2024	260,166	-	41,066		1,793	303,025
Former Chief Financial Officer	2023	264,041	-	179,004	42,148	1,793	486,986
Mauro Pennella	2024	255,512	-	54,753		1,793	312,058
Former Chief Marketing Officer, President AgriFORCE™ Brands	2023	259,317	-	158,105	25,544	1,793	444,759
Troy T. McClellan,	2024	56,782	-	-	-	138	56,920
Former President Design & Construction	2023	231,755	-	74,091	-	1,656	307,502
Ingo W. Mueller,	2024	-	-	-	-	-	-
Former Chief Executive Officer	2023	289,025	-	86,744	-	-	375,769

(a)	Some share-based awards were issued net of income taxes. The Company repurchased shares on the issuance date to remit as income taxes to the appropriate government revenue service agencies.

Employment Agreements

Jolie Kahn

Ms. Kahn is compensated for her services as CEO, (i) in cash $220,000 per annum, payable monthly at the rate of $9166.67, with an additional $9166.67 per month to accrue during each three month period and payable in cash at the end of each three month period, and (ii) $220,000 per annum in RSUs payable quarterly at the end of each calendar quarter. Ms. Kahn is also eligible for all health benefits offered by the Company.

Ms. Kahn is eligible for bonuses and other compensation plan benefits and the like as determined by the Company’s Compensation Committee from time to time. Also RSU grants shall be determined as follows: (i) number of RSUs shall be equal to the dollar amount of the grant divided by the 30 day trailing VWAP of a Company common share as of the grant date, and (ii) the dollar value of the RSUs shall be the closing price on Nasdaq of a single common share on the trading day prior to the grant date.

Commencing upon closing of the PIPE Transaction, Ms. Kahn’s compensation rate will remain unchanged, but her compensation will be paid solely in cash. She will continue to be eligible for all health benefits offered by the Company.

Chris Polimeni

Mr. Polimeni is paid a consulting fee of $20,000 per month. Commencing upon closing of the PIPE Transaction, he will be paid $25,000 per month. He is also eligible for all health benefits offered by the Company.

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Potential Payments Upon Termination or Change in Control

Other than as described above in “Employment Agreements with Named Executive Officers,” we have no plans, agreements or arrangements that provide for payment to our named executive officers in connection with termination of employment. We have no plans, agreements or arrangements that provide for payment to our named executive officers in connection with a change in our control.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding unvested equity incentive awards held by each of the named executive officers outstanding as of December 31, 2024:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Jolie Kahn	3/11/24	-	-	-	-	-	140	$2,986.20	-	-
Richard S. Wong	7/31/23	-	-	-	-	-	1	$21.33	-	-
Richard S. Wong	8/31/23	-	-	-	-	-	3	$63.99	-	-
Richard S. Wong	9/12/23	20	-	-	$4,050	9/12/28	-	-	-	-
Richard S. Wong	9/30/23	-	-	-	-	-	1	$21.33	-	-
Richard S. Wong	9/30/23	-	-	-	-	-	2	$42.66	-	-
Richard S. Wong	10/31/23	-	-	-	-	-	8	$170.64	-	-
Richard S. Wong	1/17/24	-	-	-	-	-	20	$426.60	-	-
Richard S. Wong	6/28/24	-	-	-	-	-	69	$1,471.77	-	-
Richard S. Wong	7/16/24	-	-	-	-	-	148	$3,156.84	-	-
Mauro Pennella	7/31/23	-	-	-	-	-	1	$21.33	-	-
Mauro Pennella	8/21/23	-	-	-	-	-	1	$21.33	-	-
Mauro Pennella	9/12/23	12	-	-	$4,050	9/12/28	-	-	-	-
Mauro Pennella	9/30/23						5	$106.65	-	-
Mauro Pennella	9/30/23	-	-	-	-	-	3	$63.99	-	-
Mauro Pennella	10/31/23	-	-	-	-	-	4	$85.32	-	-
Mauro Pennella	1/17/24	-	-	-	-	-	50	$1,066.50	-	-
Mauro Pennella	6/28/24	-	-	-	-	-	129	$2,751.57	-	-
Mauro Pennella	7/16/24	-	-	-	-	-	275	$5,865.75	-	-

All share amounts and per share exercise prices have been adjusted to reflect reverse stock splits.

DIRECTOR COMPENSATION

Under our non-employee director compensation program, each non-employee director receives an annual director fee of $65,000 paid in cash. In addition, if the director serves on a committee of our Board, the director will receive additional annual fees paid in cash as follows:

●	Executive chairperson of the board of directors, $80,000;
●	chairperson of the audit committee, $10,000;
●	chairperson of the compensation committee, $5,000;
●	chairperson of the nominating and governance committee, $5,000;
●	chairperson of the M&A committee, $5,000;
●	committee member of the executive committee, $35,000; and
●	committee member other than the chairperson, $10,000.

Director fees are payable in arrears in quarterly installments not later than the fifteenth day following the final day of each calendar quarter and prorated for any portion of a quarter that a director is not serving as a non-employee director or a committee member on our Board. Directors are also reimbursed for reasonable expenses associated with attending Board and committee meetings.

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In addition to director fees paid in cash, we provide equity incentive compensation to our directors in order to align their interests with those of our stockholders. Equity incentive awards for directors are granted pursuant to the terms of the 2019 Option Plan and 2024 Equity Incentive Plan. Awards for our directors have been granted in the form of RSUs rather than stock options, which is consistent with the grant type used for our executive officers. Directors do not typically receive an onboarding grant at the time of appointment, and are instead eligible to receive annual grants as determined in the discretion of the committee.

Upon the closing of the PIPE Transaction, we expect that the Compensation Committee will reevaluate the Company’s non-employee director compensation program in light of the Company’s continuing and future operations and public company market standards.

2024 Director Compensation Table

The following table sets forth all compensation paid or awarded to our non-employee directors for service to us during 2024. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our directors.

Name	Year	Fees Earned or Paid in Cash ($)	RSU Awards ($)	All Other Compensation ($)	Total ($)
David Welch	2024	106,250	-	-	106,250
John Meekison	2024	75,000	-	-	75,000
Richard Levychin	2024	73,750	-	-	73,750
Amy Griffith	2024	93,750	-	-	93,750
Elaine Goldwater	2024	90,000	-	-	93,750
Margaret Honey (former director)	2024	11,516	-	-	11,516

Equity Awards Held by Directors

There were no RSUs held as of December 31, 2024 by any of our non-employee directors who was serving as of December 31, 2024. All RSUs granted to our non-employee directors are immediately vested and settled on the grant date. We have not issued stock options or any other type of equity awards to our non-employee directors.

Please refer to the section of this Proxy Statement titled “Security Ownership of Certain Beneficial Owners and Management” for additional information about the beneficial ownership of our securities by our executive officers and directors.

Equity Compensation Plan Information

The following table provides information with respect to options outstanding under our Plan as at December 31, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	545	$3,810	173,461
Equity compensation plans not approved by security holders	-	-	-
Total	545	$3,810	173,461

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REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Amy Griffith, John Meekison and Richard Levychin, as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.agriforcegs.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K (starting with fiscal year ending December 31, 2024) and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2024, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:

Richard Levychin (Chair)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, and not for purposes of required disclosure, which will be all related party transactions, even if less than $120,000, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our Common Stock, including any of their immediate family members and any entity owned or controlled by such persons.

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At present, we have appointed three independent directors to the N&CG Committee. As a result, our Chief Financial Officer, Chris Polimeni, must present information regarding a proposed related-party transaction to the N&CG Committee. Under the policy, where a transaction has been identified as a related-party transaction, Mr. Polimeni must present information regarding the proposed related-party transaction to our N&CG Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our N&CG Committee takes into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the related party transaction was initiated by us or the related party;

●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us from the related party transaction;

●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

●	the related party’s interest in the related party transaction, and

●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The N&CG Committee shall then make a recommendation to the Board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Except as set forth below, we have not had any related party transactions, regardless of dollar amount:

As of December 31, 2024, $600,000 (December 31, 2023 - $57,561) in total was owing to officers and directors or to companies owned by officers and directors of the Company for services and expenses. These amounts owing have been included in accounts payable and accrued liabilities.

During the year ended December 31, 2024 and 2023, the Company incurred $51,588 and $11,984, respectively, to our U.S. general counsel firm, Enso Law against legal services, a corporation controlled by a director of the Company. As of December 31, 2024, $5,647 (December 31, 2023 - $Nil) in total was owed to Enso Law.

During the year ended December 31, 2024, the Company incurred $67,500 of legal fees to Jolie Kahn, who is also the CEO of the Company. As of December 31, 2024, $49,151 (December 31, 2023 - $Nil) in total was owed to Jolie Kahn.

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PROPOSAL NO. 2

THE RATIFICATION OF THE APPOINTMENT OF CBIZ CPAs P.C. AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025

On November 1, 2024, CBIZ CPAs P.C. (“CBIZ CPAs”) acquired the attest business of Marcum LLP (“Marcum”). Accordingly, on April 25, 2025, as a result of the acquisition, Marcum resigned as the independent registered public accounting firm of the Company and, with the approval of the Company’s Audit Committee of the Board of Directors, CBIZ CPAs was engaged as the Company’s independent registered public accounting firm on the same date. Representatives of CBIZ CPAs are expected to be present at the 2025 Annual Meeting and will be available to respond to appropriate questions by stockholders.

The audit report of Marcum on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that in each case the audit report contained a paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 25, 2025, the date of Marcum’s resignation, there were (a) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 25, 2025, neither the Company nor anyone on the Company’s behalf consulted with CBIZ CPAs regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ CPAs on the Company’s financial statements, and CBIZ CPAs did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S- K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Board of Directors has appointed CBIZ CPAs as our independent registered certified public accounting firm for the fiscal year 2025 and has further directed that the selection of CBIZ CPAs be submitted to a vote of shareholders at the 2025 Annual Meeting for ratification. CBIZ CPAs has been the Company’s auditor since April 2025.

If the appointment of CBIZ CPAs is not ratified, the Board will propose an alternate accounting firm to act as auditor of the Company for approval by shareholders.

Aggregate fees billed to us by Marcum LLP, the Company’s former principal independent accountant, during the last two fiscal years were as follows (no fees were billed for professional services rendered to the Company by CBIZ CPAs during either of the Company’s last two fiscal years):

	December 31, 2024	December 31, 2023
Audit Fees[a]	$242,308	$196,200

(a)	Amounts represent the contractual fees related to the fiscal year, not the accrued fees incurred during the year.

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Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of services by our independent auditors that, including accounting consultations on transaction related matters including work related to our S-1 fillings, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

During the years ended December 31, 2024 and 2023, Marcum LLP did not incur fees for any other professional services.

All services provided by the Company’s independent auditor were approved by the Company’s Audit Committee.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

The persons named in the enclosed proxy intend to vote for the appointment of CBIZ CPAs as auditors for the Company, to hold office until the next annual general meeting of the shareholders, at a remuneration to be fixed by the directors.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote on the matter at the 2025 Annual Meeting are required to approve the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” TO RATIFY THE APPOINTMENT OF CBIZ CPAS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

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PROPOSAL NO. 3

THE APPROVAL OF AN AMENDMENT TO THE 2024 EQUITY INVENTIVE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER

The purpose of our 2024 Plan is to enhance our ability to attract and retain the services of directors, officers, consultants, advisors, and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in our development and financial success. Without stockholder approval of this proposal, we believe our ability to attract and retain the services of directors, officers, consultants, advisors, and employees would be negatively impacted, and our recruiting, retention and incentive efforts would become more difficult.

As discussed below under Proposal No. 4, after the Annual Meeting and assuming passage of Proposal 4 below, the number of issued and outstanding shares of the Company will be greatly increased, thus resulting in dilution and the need for additional equity to be issued to our officers and directors. As a result of the projected numbers of shares to be issued in conjunction with the financings set forth below, the Company is seeking approval to increase the number of shares under the Plan from 87,237 shares to 5,750,000 shares.

Awards (as defined in the Plan) under our 2024 Plan will be granted in amounts and to individuals as determined by the Committee (as defined Plan) in its sole discretion. Therefore, the benefits or amounts that will be received by officers, directors, employees, and consultants under our 2024 Plan are not determinable at this time. It is intended that awards under the Plan will be made in customary and usual amounts for a public company of this size and tenor between now and the expiration date of the Plan. There will be no issuances post closing of the PIPE Transaction until a Compensation Committee is re-formed and has the opportunity to review any proposed awards which shall be “customary and usual”. However, we believe stockholder approval of the Plan Amendment would allow us to continue to attract and retain talented directors, officers, employees, and consultants.

Background of Our 2024 Plan

Our 2024 Plan will remain in effect until July 2028, unless terminated earlier by our Board.

Material Features of Our 2024 Plan

The material features of our 2024 Plan, as amended by the Plan Amendment, are summarized below. This summary is not a complete description of our 2024 Plan, and it is qualified in its entirety by reference to the complete text of our 2024 Plan document. Our 2024 Plan and the Plan Amendment are attached as Appendix A-1 and Appendix A-2 to this Proxy Statement, respectively.

Stock Subject to Our 2024 Plan

Subject to stockholder approval, the number of Common Shares reserved under our Amended 2024 Plan will be 5,750,000 shares. Common Shares subject to our 2024 Plan consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary, and such number of Common Shares will be reserved for such purpose. Any of such Common Shares that may remain unissued and that are not subject to outstanding Options, Warrants or Preferred Stock at the termination of our 2024 Plan will cease to be reserved for the purposes of our 2024 Plan, but until termination of our 2024 Plan we will at all times reserve a sufficient number of Common Shares to meet the requirements of our 2024 Plan.

Administration

Our Board appointed our Compensation Committee as the administrator of our 2024 Plan. In the event that for any reason the Compensation Committee is unable to act, or if our Board otherwise determines to administer the 2024 Plan, then the 2024 Plan will be administered by our Board. In either such case, such 2024 Plan administrator is herein referred to as the “Committee.”

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Eligibility

The 2024 Plan provides for the grant of Options, Warrants, Restricted Stock, Preferred Stock, or RSUs (collectively, “Awards”) to our, or any Subsidiary’s, directors, officers, employees, consultants and advisors (each, a “Participant” and collectively, “Participants”); provided that Incentive Options or Incentive Warrants may only be granted to our employees and any Subsidiary’s employees. As of September 19, 2025, 3 employees (including each of our executive officers) and 5 non-employee directors are eligible to participate in our 2024 Plan.

In selecting Participants, and in determining the number of shares to be covered by each Option or Warrant or award of Restricted Stock, Preferred Stock or RSU granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to us, the Participant’s degree of responsibility for and contribution to our growth and success, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option, Restricted Stock, Preferred Stock, RSU or Warrant, under our 2024 Plan, may be granted additional Options, Warrants, Restricted Stock, Preferred Stock, or RSUs, as determined by the Committee.

Forms of Awards

The following is a description of the Awards permitted to be issued under our 2024 Plan.

Terms and Conditions of Options

Options awarded under our 2024 Plan are designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. The purchase price of each share of Common Stock purchasable under an Incentive Option will be determined by the Committee at the time of grant, but will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock will be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted.

The term of each Option is fixed by the Committee, but no Option will be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option will be exercisable more than five years after the date such Incentive Option is granted.

Terms and Conditions of Warrants

Warrants awarded under our 2024 Plan will be designated in an Award Agreement as either an Incentive Warrant or a Non-Qualified Warrant. The purchase price of each share of Common Stock purchasable under an Incentive Warrant is determined by the Committee at the time of grant, but will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Warrant is granted; provided, however, that with respect to an Grantee who, at the time such Incentive Warrant is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock will be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Non-Qualified Warrant will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Warrant is granted.

The term of each Warrant is fixed by the Committee, but no Warrant will be exercisable more than ten years after the date such Warrant is granted and in the case of an Incentive Warrant granted to an Grantee who, at the time such Incentive Warrant is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Warrant will be exercisable more than five years after the date such Incentive Warrant is granted.

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Terms and Conditions of Restricted Stock

Restricted Stock may be granted to Participants at any time as determined by Committee in its sole discretion. Subject to our 2024 Plan, the Committee has complete discretion to determine (i) the number of shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

The Committee, subject to the provisions of our 2024 Plan, has complete discretion to determine the terms and conditions of Restricted Stock granted under our 2024 Plan; provided that Restricted Stock may only be issued in the form of shares. Restricted Stock grants are subject to the terms, conditions, and restrictions determined by the Committee at the time the stock or the RSU is awarded. Any certificates representing the shares of stock awarded will bear such legends as determined by the Committee.

Terms and Conditions of Preferred Stock

Preferred Stock may be granted to Participants at any time as determined by Committee in its sole discretion. Subject to our 2024 Plan, the Committee has complete discretion to designate the number of shares of Preferred Stock authorized by our Board on the terms and conditions determined by the Committee. The Committee will determine the terms and conditions of the issuance of any Preferred Stock issued pursuant to our 2024 Plan (which terms and conditions may include standard equity blockers, conditions to issuance and the conversion price of the Preferred Stock) and any related agreements with respect to the issuance of the Preferred Stock and to interpret the provisions and supervise the administration of our 2024 Plan with respect to the issuance of any Preferred Stock.

We may not effect any conversion of Preferred Stock issued under our 2024 Plan, and no Participant has the right to convert any Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Participant’s affiliates) would have acquired, through conversion of such Preferred Stock or otherwise, beneficial ownership of a number of Common Shares that exceeds 9.99% of the number of Common Shares outstanding immediately after giving effect to such conversion. For purposes of the foregoing, the number of Common Shares beneficially owned by a Participant and its affiliates includes only the number of Common Shares issuable upon the shares of Preferred Stock being converted with respect to which the determination of such sentence is being made.

Terms and Conditions of RSUs

RSUs may be granted to Participants at any time as determined by Committee in its sole discretion. Subject to our 2024 Plan, the Committee has complete discretion to determine (i) the number of shares subject to a RSU award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of RSU.

The Committee, subject to the provisions of our 2024 Plan, has complete discretion to determine the terms and conditions of RSUs granted under our 2024 Plan; provided that RSUs may only be issued in the form of shares. RSU grants are subject to the terms, conditions, and restrictions determined by the Committee at the time the RSU is awarded. Any certificates representing the shares of stock awarded will bear such legends as determined by the Committee.

Transferability of Awards

Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, without the prior written consent of the Committee. If the Committee makes an Award transferable, such Award will contain such additional terms and conditions as the Committee deems appropriate.

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Merger or Change in Control

In the event of a Change in Control, the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option or Warrant will terminate within a specified number of days after notice to the Optionee or Grantee thereunder, and each such Optionee or Grantee will receive, with respect to each share of Common Stock subject to such Option or Warrant, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option or Warrant; such amount will be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee may determine in its sole discretion.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock, the Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under our 2024 Plan and in the number and option price of shares subject to outstanding Options or Warrants granted under our 2024 Plan, to the end that after such event each Optionee’s or Grantee’s proportionate interest will be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options or Incentive Warrants previously granted will not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments will also be made in the case of outstanding Restricted Stock, Preferred Stock and RSUs granted under our 2024 Plan.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under our 2024 Plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options and Non-Qualified Warrants

No taxable income will be realized by the Participant upon the grant of a Non-Qualified Option or Non-Qualified Warrant. On exercise, the excess of the Fair Market Value of the stock at the time of exercise over the price of the Option or Warrant of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The Participant’s tax basis for stock acquired upon exercise of a Non-Qualified Option or Warrant will be equal to the price paid for the stock, plus any amounts included in income as compensation. If the Participant pays the exercise price of an option or Warrant in whole or in part with previously owned Common Shares, the Participant’s tax basis and holding period for the newly acquired shares is determined as follows: As to a number of newly acquired shares equal to the number of previously owned shares used by the Participant to pay the exercise price, no gain or loss will be recognized by the Participant on the date of exercise and the Participant’s tax basis and holding period for the previously owned shares will carry over to the newly acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously owned shares. As to each remaining newly acquired share, the Participant’s tax basis will equal the fair market value of the share on the date of exercise and the Participant’s holding period will begin on the day after the exercise date. The Participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in Common Shares. Special rules, discussed below under “Incentive Options and Incentive Warrants—Disposition of Incentive Option Shares and Incentive Warrants Shares,” will apply if a Participant surrenders previously owned shares acquired upon the exercise of an incentive option or incentive Warrant that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a Non-Qualified Option or Non-Qualified Warrant.

Disposition of Option Shares and Warrant Shares

When a sale of the acquired shares occurs, a Participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option or Warrant.

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Incentive Options and Incentive Warrants

The grant of an Incentive Option or Incentive Warrant will not result in any federal income tax to a Participant. Upon the exercise of an Incentive Option or Incentive Warrant, a Participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the Participant for the year in which the Option or Warrant is exercised. As a result of the exercise a Participant’s federal income tax liability may be increased. If the holder of an Incentive Option or Incentive Warrant pays the exercise price, in full or in part, with shares of previously acquired Common Stock, the exchange should not affect the Incentive Option or Incentive Warrant tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the Participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The Participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive option or incentive Warrant holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the Common Stock is issued to the Participant upon exercise of the Incentive Option or Incentive Warrant. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option or Incentive Warrant, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares and Incentive Warrant Shares

If the holder of Incentive Options or Incentive Warrants disposes of the stock acquired upon the exercise of an Incentive Option or Incentive Warrant (including the transfer of acquired stock in payment of the exercise price of another Incentive Option or Incentive Warrant) either within two years from the date of grant or within one year from the date of exercise, the Option or Warrant holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option or Incentive Warrant is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the Incentive Option or Incentive Warrant alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the Participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an Incentive Option or Incentive Warrant or disposition of stock acquired pursuant to such an exercise, except to the extent that the Option or Warrant holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A Participant who receives a stock grant under our 2024 Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a Participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the Participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the Participant for the forfeited shares. Taxes are required to be withheld from the Participant at the time and on the amount of ordinary income recognized by the Participant. We will be entitled to a deduction at the same time and in the same amount as the Participant recognizes income.

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Stockholder Approval

The Board may amend, suspend, or terminate the 2024 Plan at any time. However, certain amendments require shareholder approval, including: Material increases in the number of shares issuable under the plan (except for adjustments due to recapitalizations, stock splits, or similar events); material increases in benefits to participants; material changes to eligibility requirements; decreases in exercise price below fair market value; extensions of the term of options or warrants; repricing of outstanding options or warrants (except as permitted for certain adjustments); any increase in shares issuable that would reach or exceed 19.99% of outstanding shares; and any other amendment that would require shareholder approval under applicable Nasdaq rules.

Non-material amendments, such as administrative changes, clarifications, or changes not listed above, may be made by the Board without shareholder approval.

Consequences of Failing to Approve the Proposal

If the amendment to increase the number of shares authorized under our 2024 Plan is not approved by stockholders, the 2024 Plan will continue in full force and effect in accordance with its terms. If all of the shares under the 2024 Plan are granted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that we and our affiliates can attract and retain qualified personnel.

Executive Officer and Director Interest

None of our directors and executive officers have any substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and to the extent that they hold and may be granted equity awards under the 2024 Plan.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote on the matter at the 2025 Annual Meeting are required to approve the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE INCREASE IN AWARDS AVAILABLE UNDER THE 2024 PLAN.

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PROPOSAL NO. 4

APPROVAL FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635, OF THE ISSUANCE OF SECURITIES AND RELATED TRANSACTIONS IN CONNECTION WITH THE PIPE TRANSACTION

Background of the PIPE Transaction

On September 22, 2025, the Company entered into subscription agreements (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) with certain institutional and accredited investors (each, an “Investor” and collectively, the “Investors”), pursuant to which the Company, subject to the restrictions and upon satisfaction of the conditions in the Subscription Agreements, agreed to sell in one or more private placement transactions, exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “PIPE Transaction”) to the Investors Company common shares, no par value per share (in generality, the “Common Shares”, and the aggregate number thereof referenced in this sentence, the “Shares”) in an aggregate amount of $292.4 million. The per Share purchase price is $2.36 (the “Share Price”).

Of the aggregate $292.4 million purchase price for the Shares, an aggregate of (i) $146.4 million is expected to be paid in cash, the cryptocurrency stablecoin commonly referred to as USDC (“USDC”) based on a purchase price of $1.00 per USDC, and the cryptocurrency stablecoin commonly referred to as USDT (“USDT” and together with USDC, “Stablecoins”) based on a purchase price of $1.00 per USDT, and (ii) $146 million is expected to be paid in the native cryptocurrency of the Avalanche Network, referred to as AVAX Tokens (“AVAX Tokens”), which will be valued for purposes of the Subscription Agreements at the volume-weighted average price of an AVAX Token (rounded to two decimal places) during the 14 consecutive calendar days ending on the Funding Payment Deadline (as defined in the Subscription Agreements) based on midnight UTC, calculated by using the hourly volume and the Messari Price as reported on messari.io (the “Specified AVAX Token Value”). Because the Specified AVAX Token Value will not be set until the Funding Payment Deadline, the aggregate amount of Shares to be issued in the PIPE Transaction is not currently known. Based on an indicative value of $33.82 per AVAX Token, which was the Messari Price of AVAX Tokens at 4:00 pm on September 19, 2025, as reported on messari.io (the “Illustrative AVAX Token Price”), the aggregate number of Shares that are expected to be issued is 112 million. Such amount is preliminary and subject to change based on changes in AVAX Token prices.

The Subscription Agreements contain representations and warranties of the Company and the Investors which are typical for transactions of this type. In the Subscription Agreements, the Company has granted to the Investors, and the Investors have granted to the Company, customary indemnification rights. The Subscription Agreements also contain conditions precedent to closing, including but not limited to, shareholder approval pursuant to Nasdaq Listing Rules 5635(b)-(d).

Cohen & Company Securities, LLC (“Cohen”) acted as the sole placement agent in connection with the PIPE Transaction.

The PIPE Transaction is expected to close promptly after the satisfaction of customary closing conditions, including approval of the PIPE Transaction by the Company’s stockholders.

The Company intends to use up to $10 million of the cash net proceeds from the PIPE Transaction for general corporate purposes initiated after the closing and for pre-existing working capital commitments or obligations, and the remaining cash net proceeds for the acquisition of AVAX Tokens. The AVAX Tokens so acquired, together with the remaining net proceeds, will be used for the establishment of the Company’s cryptocurrency treasury operations to the extent consistent with the Company’s investment policy as amended or otherwise modified from time to time. In connection with the announcement of the PIPE Transaction, the Company announced the launch of its digital asset treasury reserve strategy, to be effective upon the closing of the PIPE Transaction, pursuant to which the Company plans to use AVAX Tokens as its primary treasury reserve asset on an ongoing basis.

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The Company also intends to continue substantive operation of its Bitcoin mining business, and its current management team, consisting of Jolie Kahn, as Chief Executive Officer, and Chris Polimeni, as Chief Financial Officer, will continue in their roles with the Company after the closing of the PIPE Transaction. However, with the exception of Amy Griffith who will continue as a director of the Company, all current directors of the Company have agreed to resign from the Board upon closing of the PIPE Transaction and will be replaced at the time of the closing of the PIPE Transaction. Please refer to the Company’s Preliminary Proxy Statement on Schedule 14A, filed on the date hereof, for more information regarding the Company’s board of directors.

Registration Rights

In the Subscription Agreements, the Company agreed to, among other things, use reasonable best efforts to submit to or file with the Securities and Exchange Commission (the “SEC”), within 30 calendar days after the closing of the PIPE Transaction, a registration statement on Form S-3 (or Form S-1 if Form S-3 is not available) (the “Registration Statement”), registering the resale of the Registrable Securities (as defined below), and the Company agreed to use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after filing and upon the earlier of (i) the twenty-fifth (25th) business day (or sixtieth (60th) business day if the SEC notifies the Company that it will “review” the Registration Statement) following the filing date and (ii) the 5th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. The Company agreed to use commercially reasonable efforts to maintain the effectiveness of the Registration Statement until the earlier of (a) the Investors cease to hold any Registrable Securities, (b) the date all Registrable Securities held by the Investors may be sold without restriction under Rule 144 of the Securities Act, including without any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144, and (c) three years from the effective date of the Registration Statement. “Registrable Securities” means the Shares and any Common Shares issued or issuable with respect to the Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event.

Asset Management Agreement

Additionally, on September 18, 2025, the Company entered into an Asset Management Agreement (the “Asset Management Agreement”) with Hivemind Capital Partners, LLC (the “Asset Manager”). The Asset Management Agreement will become effective upon closing of the PIPE Transaction. The Asset Manager shall provide discretionary asset management services with respect to, among other assets (including without limitation certain subsequently raised, received or allocated funds or assets), the Company’s proceeds from the PIPE Transaction (the “Account Assets”) in connection with any of the Company’s digital asset strategies, in accordance with the terms of the Asset Management Agreement. The custodians under the Asset Management Agreement will consist of cryptocurrency wallet providers agreed to by the Company and the Asset Manager.

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The Company shall pay the Asset Manager an annual management fee (the “Management Fee”) equal to one and one-quarter percent (1.25%) of the Account Size (as defined in the Asset Management Agreement). The Management Fee will be calculated and payable quarterly in advance, as of the first business day of each calendar quarter. In addition to the Management Fee, the Company will reimburse the Asset Manager for all documented out-of-pocket expenses incurred by the Asset Manager in connection with the performance of the Asset Manager’s duties under the Asset Management Agreement.

The Asset Management Agreement will, unless early terminated, continue in effect until the tenth anniversary of the Effective Date (as defined in the Asset Management Agreement) and, unless a party to the agreement elects to not continue the effectiveness of the Asset Management Agreement, will continue for successive five-year renewal periods upon the mutual agreement of the Asset Manager and the Company. The Asset Management Agreement may be terminated at any time for cause (i) by the Company upon at least 30 days prior written notice to the Asset Manager and (ii) by the Asset Manager upon at least 60 days prior written notice to the Company. The Asset Manager may immediately terminate the Asset Management Agreement upon written notice to the Company if the Asset Manager reasonably determines that the continuation of its services or the Asset Management Agreement would result in a violation of any applicable law, regulation, or regulatory guidance.

Background information on AVAX

As of September 15, 2025, the AVAX Token ranked as the 13th largest cryptocurrency in the world with a market cap of $14.4 billion, and the 10th most liquid token in the world with a daily trading volume greater than $2.0 billion.1 The AVAX Token is generally regarded as one of the most well-known cryptocurrencies after BTC, ETH and Solana, and the Avalanche blockchain is one of the most adopted blockchain networks by institutional investors and corporates such as Toyota, VanEck, BlackRock, Apollo, Franklin Templeton, California DMV and many more.

Avalanche is an open-source highly scalable ecosystem built for launching DeFi applications and enterprise blockchain deployments. Three blockchains make up its mainnet: the X-Chain, C-Chain, and P-Chain. Avalanche uses this unique structure to solve blockchain problems of achieving scalability, interoperability, and usability. Developers can create tailor-made application-specific blockchains and benefit from the platform’s revolutionary consensus.

Avalanche can confirm transactions in less than one second and also supports the full Ethereum development toolkit. It has the capacity for millions of independent validators to participate as full block producers using the Proof-of-Stake model. Thus, the platform offers unparalleled decentralization and speed. AVAX is Avalanche’s native token. It is hard-capped and used to pay for fees and for staking.

Reasons for Seeking Shareholder Approval

Nasdaq Rule 5635(a)

The Company’s Common Stock is listed on the Nasdaq Capital Market under the symbol “AGRI.” Therefore, the Company is subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(a), shareholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if: where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

The aggregate number of shares of Common Stock the Company will, and may, issue in the PIPE Transaction is 112 million (based on the Illustrative AVAX Token Price), representing 4,477% of the total number of outstanding shares of Common Stock immediately prior to the PIPE Transaction and in excess of 20% of the total number of outstanding shares of common stock immediately prior to the PIPE Transaction. Because the Company will utilize funds from the PIPE Transaction to purchase AVAX Tokens, among other things, Nasdaq informed the Company that stockholder approval of the PIPE Transaction is required because it considers the AVAX Tokens to be assets for purposes of Nasdaq Listing Rule 5635(a).

1 https://coinmarketcap.com/

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Nasdaq Rule 5635(b)

Under the Nasdaq Listing Rule 5635(b), the Company is not permitted (without risk of delisting) to undertake a transaction that could result in a change in control without seeking and obtaining separate stockholder approval. Nasdaq guidance indicates that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding shares of common stock or voting power, and such ownership or voting power would represent the company’s largest concentration of ownership or voting power. The Company is not required to obtain stockholder approval for the PIPE Transaction under Nasdaq Listing Rule 5635(b) because no stockholder is expected to hold more than 19.99% of the total outstanding shares of common stock immediately after the PIPE Transaction. However, given the number of Common Shares issuable in the PIPE Transaction, and that, upon closing of the PIPE Transaction, the Current Director Nominees will be resigning and the New Director Desginees will be appointed to the Board, it is possible that Nasdaq may deem the PIPE Transaction in its entirety to effect a change of control of the Company.

As discussed in Proposal 1, at the 2025 Annual Meeting, shareholders are being asked to elect the Current Director Nominees until the earlier of the closing of the PIPE Transaction or the expiration of such Current Director Nominee’s term. Although there can be no assurance that the PIPE Transaction will close, if it does close, it is anticipated that immediately following the closing, each of the Current Director Nominees then serving, other than Ms. Amy Griffith, will resign from the Board. Upon such resignations, the Board then expects to appoint the individuals identified below to fill the resulting vacancies. The New Director Designees will then serve until the Company’s 2026 annual general meeting of shareholders or until a successor has been elected and qualified for each.

The New Director Designees will only be appointed if and when the PIPE Transaction closes. If the PIPE Transaction does not close, the Current Director Nominees elected at the 2025 Annual Meeting will continue to serve in accordance with the Company’s governing documents until their successors are duly elected and qualified or their earlier resignation or removal.

New Director Designees to be Appointed Upon Closing of the PIPE Transaction

The following table sets forth information about the New Director Designees who will be appointed to the Board upon the Current Director Nominees’ resignations at the close of the PIPE Transaction. The biographical information for Ms. Griffith, who will continue to serve as a director after the closing of the PIPE Transaction, is set forth above under Proposal 1.

New Director Designee Biographical Information

Name	Age	Position upon closing of the PIPE Transaction and appointment to the Board	Served Since

Matt Zhang	40	Director and Chairman of the Board	To be appointed upon closing of the PIPE Transaction

Xiao-Xiao Zhu	38	Director	To be appointed upon closing of the PIPE Transaction

Young Cho	49	Director	To be appointed upon closing of the PIPE Transaction

Dan Mendes	37	Director	To be appointed upon closing of the PIPE Transaction

Amy Griffith	53	Director	July 2021

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Matt Zhang is the Founder and Managing Partner of Hivemind, a Web3 and blockchain technology focused investment firm, which he founded in November 2021. From September 2007 to November 2021, Mr. Zhang was the global Head of Structured Products Trading at Citi, the leading global investment bank. He also created Citi’s Spread Products Investment Technologies team (SPRINT), focusing on venture equity investments in the FinTech sector, and was a founding partner of the Citi Impact Fund, which invests in companies addressing social challenges. Mr. Zhang holds an MST in Real Estate from the University of Cambridge and a BS in Economics from the London School of Economics. He is a Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA). We believe Mr. Zhang’s significant experience in the digital asset, financial technology and blockchain technology industries make him well qualified to serve as a member of our board of directors.

Young Cho has served as Chief Executive Officer and Director of TLGY Acquisition Corp. (Nasdaq: TLGY) since December 2024 and Chief Executive Officer of StablecoinX, an Ethena backed digital asset treasury company, since June 2025. He has spent the past 8 years in the digital asset industry, serving as CFO at Hedera Hashgraph, a proof-of-stake public network powered by hashgraph consensus, where he served from April 2021 to August 2022, and CIO at Abra, a digital consumer wallet where users can buy, sell, and earn rewards on their cryptocurrency holdings, from April 2020 to April 2021 where he started the Earn product in 2020. Before he entered the crypto industry, he spent over 12 years in traditional finance. He was at Citigroup for 10 years as a director in the Special Situations Group, and at UBS for 2 years as an executive director in the Private Finance and Credit Trading team. He is a Chartered Financial Analyst, and has a BS from Cornell and MPA from Columbia. We believe Mr. Cho’s significant experience in the digital currencies industry make him well qualified to serve as a member of our board of directors.

Xiao-Xiao J. Zhu has served as Digital Operating Partner at KKR since April 2021 where he leads technology-driven value creation, innovation and digital transformation at the board and top management level of European private equity portfolio companies such as Axel Springer, GfK and Roompot Landal. He also leads KKR’s global Digital Assets & Blockchain strategy, for which he led investments in foremost Crypto VCs such as Dragonfly Capital, Ethereal Ventures or ParaFi as well as Digital Assets companies such as Anchorage Digital. He is a regular speaker at key Digital Assets & AI conferences such as Token2049 Dubai, Blockworks Digital Assets Summit, Financial Times Crypto Summit, Proof of Talk Paris, Out East Summit, AI Rush, London Tech Week or London City Week, and is an angel investor in fast growing early stage technology companies such as Fuse Energy (founded by ex-Revolut Chief Revenue Officer) or Anagram (founded by Solana Foundation President and ex-Polychain Capital President). Prior to joining KKR, he worked at BCG from January 2014 until April 2021. He was General Manager at BCG Digital Ventures in London and Beijing from 2016 to 2021. During this time, he founded, launched, and scaled new digital companies such as Heycar.co.uk (backed by Volkswagen & Daimler) and Tracr.com (backed by DeBeers). He began his career in management consulting advising Fortune 500 companies at the Boston Consulting Group in London. Notably, in an earlier life, he performed as a professional concert pianist on some of the world’s most prestigious concert venues including the Berlin Philharmonie, and played for global leaders such as George H.W. Bush, Helmut Kohl or Mikhail Gorbachev. He holds a MSc in Managerial Economics & Strategy from the London School of Economics, a BA in Philosophy & Economics from the Humboldt University Berlin, and a Masters in Concert Piano from the Berlin University of Arts. We believe Mr. Zhu’s significant experience in the digital asset and financial services industries make him well qualified to serve as a member of our board of directors.

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Dan Mendes has been Managing Partner of BlockCore Partners, a specialized advisory firm offering financial and tax services tailored to the blockchain and digital asset space, since April 2023. From May 2021 to April 2023, he served as Head of Finance at Algorand Technologies, a Layer-1 blockchain technology company. From September 2018 to May 2021, Mr. Mendes worked at Deloitte, a global professional services firm, most recently as a Senior Manager from August 2019 to May 2021. While at Deloitte, Mr. Mendes advised on multinational corporate restructurings, spin-offs, IPOs, mergers, acquisitions, and private equity transactions, including several years in Deloitte’s Washington National Tax group, with the latter half of his tenure focused on blockchain and digital asset related matters. Mr. Mendes is a licensed CPA in Florida and Washington, D.C., holds a B.B.A. in International Business and Accounting from Temple University, an Executive M.S.T. in Taxation from Florida Atlantic University, and completed the Executive Program in Finance at Columbia Business School. Mr. Mendes has extensive experience in corporate governance, risk management, and capital allocation strategies. He is recognized for his expertise in designing and overseeing treasury management frameworks, including the management of company digital asset treasuries, with a focus on optimizing tax efficiency, liquidity, and long-term shareholder value. His leadership is marked by a strong ability to bridge regulatory compliance with strategic growth, making him a valuable contributor to public company boards navigating emerging financial technologies and evolving governance expectations.We believe Mr. Mendes’ significant experience in these areas make him well qualified to serve as a member of our board of directors.

Amy Griffith (see above under Proposal 1).

Nasdaq Rule 5635(d)

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) which alone or together with sales by our officers, directors or substantial stockholders, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

As of September 19, 2025, immediately prior to the signing of the Subscription Agreements, there were 2,501,341 shares of our Common Stock outstanding. The aggregate number of Shares to be issued in the PIPE Transaction equals 112 million shares (based on the Illustrative AVAX Token Price), representing 4,477% of the total number of outstanding shares of Common Stock immediately prior to the PIPE Transaction, representing in excess of 20% of the total number of outstanding shares of Common Stock immediately prior to the PIPE Transaction. While the price per share of Common Stock in the PIPE Transaction was equal to the average Nasdaq Official Closing Price of the Common Stock for the five trading days immediately preceding the signing of the Subscription Agreements, it is possible that Nasdaq may deem the actual value of the Stablecoins and the AVAX Tokens that were delivered as consideration in the PIPE Transaction to be less than the value ascribed by the Company and the Investors to such consideration. Thus, the Company is seeking shareholder approval under Nasdaq Rule 5635(d).

Accordingly, as a result of the foregoing, the Subscription Agreements require us to obtain the affirmative vote of the Company’s shareholders for approval of the securities issued and to be issued in the PIPE Transaction in accordance with the applicable laws and rules and regulations of Nasdaq.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote on the matter at the 2025 Annual Meeting are required to approve the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635, OF THE ISSUANCE OF SECURITIES IN THE PIPE TRANSACTION AND ALL RELATED TRANSACTIONS.

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ANNUAL REPORT

Upon written request to Secretary, AgriFORCE Growing Systems Ltd. at 800-525 West 8th Avenue, Vancouver, BC V5Z 1C6, we will provide without charge to each person requesting a copy of our 2024 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, the Company’s 2024 10-K is available on our Internet website at www.agriforcegs.com. The audited financial statements of the Company for the year ended December 31, 2024, together with the Auditor’s Report thereon, will be presented to shareholders at the Annual Meeting.

Stockholder proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in AGRI’s proxy statement and form of proxy for AGRI’s 2026 annual meeting of stockholders must be received by the Corporate Secretary at our principal executive offices no later than June 3, 2026.

Stockholder proposals intended to be submitted at the 2026 annual meeting of stockholders outside the processes of Rule 14a-8 will be considered untimely under Rule 14a-4(c)(1) of the Exchange Act if not received by the Corporate Secretary at our principal executive offices on or before March 23, 2026. If we do not receive timely notice of such proposal, the proxy holders will vote on the proposal, if presented at the meeting, in their discretion.

To comply with the requirements set forth in Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees, other than the Board’s nominees, must also provide written notice to the Corporate Secretary that sets forth all the information required by Rule 14a-19(b) of the Exchange Act. Such notice must be postmarked or transmitted electronically to the Corporate Secretary at our principal executive offices no later than August 28, 2026.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Welch, Chairman

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2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

AGRIFORCE GROWING SYSTEMS LTD.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. Votes submitted electronically over the Internet must be received by 12:00 a.m. Pacific time, on October 27, 2025.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, AND 4.

Please mark your votes like this **X**

1. Election of the following five (5) director nominees to hold office until the 2026 annual meeting.

   01) John Meekison
   02) David Welch
   03) Amy Griffith
   04) Richard Levychin
   05) Elaine Goldwater

   FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW

____

   FOR ☐ AGAINST ☐ ABSTAIN ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

☐

Signature______________________________ **Signature, if held jointly**______________________________ **Date**__________**2025.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

To view the 2025 Annual Meeting Proxy Statement and the 2025 Annual Report please go to https://www.cstproxy.com/agriforcegs/am2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AGRIFORCE GROWING SYSTEMS LTD.

The undersigned appoints Jolie Kahn and Chris Polimeni, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of AgriFORCE Growing Systems Ltd. held of record by the undersigned at the close of business on September 19, 2025 at the Annual Meeting of Stockholders of AgriFORCE Growing Systems Ltd. to be held on October 27, 2025, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AGRIFORCE GROWING SYSTEMS LTD.

(Continued and to be marked, dated and signed on the other side)